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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 11, 2003


                              CINCINNATI BELL INC.
             (Exact name of registrant as specified in its charter)


              Ohio                        1-8519                  31-1056105
  (State or other jurisdiction    (Commission File Number)      (IRS Employer
        of incorporation)                                    Identification No.)

            201 East Fourth Street
               Cincinnati, Ohio                                   45202
   (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (513) 397-9900




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FORM 8-K                                                    CINCINNATI BELL INC.


ITEM 5.   OTHER EVENTS.

     Cincinnati Bell Inc. announced that it has obtained all the remaining regulatory approvals necessary to complete the previously announced sale of substantially all of the assets of its broadband business to privately held C III Communications, LLC. A copy of the Company's press release is attached as
Exhibit 99.1






























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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CINCINNATI BELL INC.


                                 By:   /s/ Christopher J. Wilson
                                     -------------------------------------------
                                           Christopher J. Wilson
                                           Vice President and General Counsel




Date: September 11, 2003



















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                                  Exhibit Index


       Exhibit No.                   Exhibit                       Page No.
       -----------                   -------                       --------

           99.1           Press Release of the Company
                             dated September 5, 2003